Oakwood Mortgage Investors, Inc.  1998-B
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:         Fiscal Year 1998

Note: This fiscal year-end series report, reports information on the assets included in OMI Trust 1998-B as of the end of the prepayment period that began on September 1, 1997 and ended on September 30, 1998 and as of the end of the collection period that began on September 2, 1997 and ended on October 1, 1998. Accordingly, the information presented with regard to the certificates reflects information as of the close of business on October 15, 1998, which is the distribution date on which collections made and losses incurred during such prepayment period and collection period were passed through to certificateholders

                           Scheduled Principal Balance of Contracts

---------------------------------------------------------------------------------------------------------------------------
   Beginning                                                                      Ending        Scheduled
   Principal       Scheduled        Prepaid        Liquidated      Contracts     Principal        Gross         Servicing
    Balance        Principal       Principal        Principal     Repurchased     Balance        Interest          Fee
---------------------------------------------------------------------------------------------------------------------------
299,997,122.09  (2,054,343.30)  (16,328,695.18)   (741,766.80)           0.00  280,872,316.81  12,973,394.40   1,215,027.77
===========================================================================================================================

------------------------------------------------------------------------------------
  Scheduled                                  Amount
  Pass Thru    Liquidation     Reserve   Available for     Limited         Total
  Interest       Proceeds     Fund Draw   Distribution     Guarantee    Distribution
-------------------------------------------------------------------------------------
11,758,366.63   544,631.61         0.00   31,901,064.49          0.00   31,901,064.49
=====================================================================================

                                 Certificate Account
---------------------------------------------------------------------------------------------
    Beginning                 Deposits                             Investment        Ending
     Balance         Principal       Interest     Distributions     Interest        Balance
---------------------------------------------------------------------------------------------
      0.00        18,629,757.13   9,922,360.93   (26,269,599.05)    42,253.18    2,324,772.19
=============================================================================================

            P&I Advances at Distribution Date
----------------------------------------------------------
   Beginning       Recovered      Current       Ending
    Balance         Advances      Advances     Balance
----------------------------------------------------------
     0.00        4,197,233.77  5,918,989.30  1,721,755.53
==========================================================

Oakwood Mortgage Investors, Inc.  1998-B
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:         Fiscal Year 1998



                                                   Repo Properties Brought                            Aggregate Repo Properties in
                         Gross Repossessions        Current by Borrower          Net Current Repos         Trust at Month-End
                     # Principal Balance            # Principal Balance         # Principal Balance    #      Principal Balance
                ----------------------------------------------------------------------------------------------------------------
May-98               0                0.00      0                 0.00      0                 0.00      0                     0.00
Jun-98              17          415,542.09      0                 0.00     17           415,542.09     17               415,542.09
Jul-98              47        1,264,956.93      0                 0.00     30           849,414.84     47             1,264,956.93
Aug-98              65        1,858,162.47     -1           (27,819.02)    30           921,258.26     76             2,158,396.17
Sep-98             106        3,151,510.15      0                 0.00     59         1,744,839.86    135             3,903,236.03
                -------------------------------------------------------------------------------------------------------------------
Total of month
end balance        235        6,690,171.64     -1           (27,819.02)   136         3,931,055.05    275             7,742,131.22
                ===================================================================================================================
Average month
end balance         47        1,338,034.33      0            (5,563.80)    27           786,211.01     55             1,548,426.24
                ===================================================================================================================

Oakwood Mortgage Investors, Inc.  1998-B
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:      Fiscal Year 1998

                                         Delinquency Analysis

                          31 to 59 days        60 to 89 days       90 days and Over     Total Delinq.
                  No. of   Principal            Principal            Principal              Principal
                  Loans    Balance        #     Balance        #     Balance        #       Balance
                ---------------------------------------------------------------------------------------
         May-98     67   1,914,522.21     0           0.00     0           0.00      67   1,914,522.21
         Jun-98    171   5,133,955.42    27     766,145.43     0           0.00     198   5,900,100.85
         Jul-98    171   5,368,472.34    91   2,632,392.66    23     680,640.05     285   8,681,505.05
         Aug-98    269   8,251,450.50    87   2,706,812.83    83   2,396,546.95     439  13,354,810.28
         Sep-98    259   8,184,788.08   111   3,415,420.11   120   3,571,821.14     490  15,172,029.33
                ---------------------------------------------------------------------------------------
Total of month
end balance        937  28,853,188.55   316   9,520,771.03   226   6,649,008.14   1,479  45,022,967.72
                =======================================================================================
Average month
end balance        187   5,770,637.71    63   1,904,154.21    45   1,329,801.63     296   9,004,593.54
                =======================================================================================

Oakwood Mortgage Investors, Inc.  1998-B
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:         Fiscal Year 1998

REPOSSESSION LIQUIDATION REPORT
See Monthly Investor Report for Detail

                                                                                                     Net
Prepayment  Liquidated Principal   Sales           Insur.          Total       Repossession     Liquidation        Unrecov.
  Period          Balance         Proceeds         Refunds         Proceeds       Expenses         Proceeds        Advances
----------------------------------------------------------------------------------------------------------------------------
May-98                0.00            0.00             0.00           0.00            0.00             0.00            0.00
Jun-98                0.00            0.00             0.00           0.00            0.00             0.00            0.00
Jul-98                0.00            0.00             0.00           0.00            0.00             0.00            0.00
Aug-98          295,955.65      266,050.00        11,350.86     277,400.86       44,590.00       232,810.86       15,236.98
Sep-98          445,811.15      425,235.00        22,409.70     447,644.70       91,590.00       356,054.70       28,996.97
             ===============================================================================================================
Total           741,766.80      691,285.00        33,760.56     725,045.56      136,180.00       588,865.56       44,233.95
             ===============================================================================================================

                                   Net            Current
Prepayment  FHA Insurance      Pass Thru       Period Net      Cumulative
  Period       Coverage         Proceeds        Gain/(Loss)   Gain/(Loss)
-------------------------------------------------------------------------
May-98             0.00              0.00            0.00
Jun-98             0.00              0.00            0.00
Jul-98             0.00              0.00            0.00
Aug-98             0.00        217,573.88      (78,381.77)
Sep-98             0.00        327,057.73     (118,753.42)
            =============================================================
Total              0.00        544,631.61     (197,135.19)   (197,135.19)
            =============================================================

Oakwood Mortgage Investors, Inc.  1998-B
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:                       Fiscal Year 1998

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                    Original           Beginning        Beginning        Current        Accelerated        Ending
             Cert.                 Certificate        Certificate       Carryover       Principal        Principal       Carryover
             Class                  Balances            Balances        Principal      Distribution    Distribution      Principal
-----------------------------------------------------------------------------------------------------------------------------------
A-1                               62,900,000.00      62,900,000.00           0.00    19,124,805.28            0.00    19,124,805.28
A-1 Outstanding Writedown                  0.00               0.00

A-2                               57,600,000.00      57,600,000.00           0.00             0.00            0.00             0.00
A-2 Outstanding Writedown                  0.00               0.00

A-3                               33,700,000.00      33,700,000.00           0.00             0.00            0.00             0.00
A-3 Outstanding Writedown                  0.00               0.00

A-4                               18,700,000.00      18,700,000.00           0.00             0.00            0.00             0.00
A-4 Outstanding Writedown                  0.00               0.00

A-5                               64,850,000.00      64,850,000.00           0.00             0.00            0.00             0.00
A-5 Outstanding Writedown                  0.00               0.00

M-1                               23,250,000.00      23,250,000.00           0.00             0.00            0.00             0.00
M Outstanding Writedown                    0.00               0.00

M-2                               12,750,000.00      12,750,000.00           0.00             0.00            0.00             0.00
M Outstanding Writedown                    0.00               0.00

B-1                               11,250,000.00      11,250,000.00           0.00             0.00            0.00             0.00
B-1 Outstanding Writedown                  0.00               0.00

B-2                               15,000,000.00      15,000,000.00           0.00             0.00            0.00             0.00
B-2 Outstanding Writedown                  0.00               0.00
                                 --------------------------------------------------------------------------------------------------
                                 300,000,000.00     300,000,000.00           0.00    19,124,805.28            0.00    19,124,805.28
                                 ==================================================================================================

                                Prefunding                        Ending                      Principal Paid
             Cert.              Shortfall       Writedown       Certificate         Pool        Per $1,000
             Class           Distribution (2)    Amounts         Balances          Factor      Denomination
--------------------------------------------------------------------------------------------------------------
A-1                               2,877.91           0.00     43,772,316.81      69.59033%          304.05
A-1 Outstanding Writedown                            0.00              0.00           0.00            0.00

A-2                                   0.00           0.00     57,600,000.00     100.00000%            0.00
A-2 Outstanding Writedown                            0.00              0.00           0.00            0.00

A-3                                   0.00           0.00     33,700,000.00     100.00000%            0.00
A-3 Outstanding Writedown                            0.00              0.00           0.00            0.00

A-4                                   0.00           0.00     18,700,000.00     100.00000%            0.00
A-4 Outstanding Writedown                            0.00              0.00           0.00            0.00

A-5                                   0.00           0.00     64,850,000.00     100.00000%            0.00
A-5 Outstanding Writedown                            0.00              0.00           0.00            0.00

M-1                                   0.00           0.00     23,250,000.00     100.00000%            0.00
M Outstanding Writedown                              0.00              0.00           0.00            0.00

M-2                                   0.00           0.00     12,750,000.00     100.00000%            0.00
M Outstanding Writedown                              0.00              0.00           0.00            0.00

B-1                                   0.00           0.00     11,250,000.00     100.00000%            0.00
B-1 Outstanding Writedown                            0.00              0.00           0.00            0.00

B-2                                   0.00           0.00     15,000,000.00     100.00000%            0.00
B-2 Outstanding Writedown                            0.00              0.00           0.00            0.00
                             -----------------------------------------------
                                  2,877.91           0.00    280,872,316.81
                             ===============================================

(1) This represents the amount of losses on the assets that were allocated to reduce the outstanding principal balance of the certificates in accordance with the applicable pooling and servicing agreement.
(2) One time distribution from Prefunding Account due to prefunding collateral shortfall.

Oakwood Mortgage Investors, Inc.  1998-B
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:              Fiscal Year 1998


CERTIFICATE INTEREST ANALYSIS

                                                                                                          Interest Paid
      Certificate       Remittance  Beginning     Current         Total           Interest       Ending    Per $1,000        Cert.
         Class             Rate      Balance      Accrual         Paid           Shortfall      Balance    Denomination      Class
                        -----------------------------------------------------------------------------------------------------------
A-1                     VARIOUS          0.00  1,117,762.58    1,117,762.58             0.00         0.00       17.77        A-1
A-1  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
A-1  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

A-2                       6.15000%       0.00  1,476,000.00    1,476,000.00             0.00         0.00       25.63        A-2
A-2  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
A-2  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

A-3                       6.20000%       0.00    870,583.35      870,583.35             0.00         0.00       25.83        A-3
A-3  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
A-3  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

A-4                       6.35000%       0.00    494,770.85      494,770.85             0.00         0.00       26.46        A-4
A-4  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
A-4  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

A-5                       6.67500%       0.00  1,803,640.65    1,803,640.65             0.00         0.00       27.81        A-5
A-5  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
A-5  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

M-1                       6.80000%       0.00    658,750.00      658,750.00             0.00         0.00       51.67         M
M  Carryover Interest         0.00       0.00                          0.00             0.00         0.00        0.00
M  Writedown Interest         0.00       0.00                          0.00             0.00         0.00        0.00

M-2                       7.02500%       0.00    373,203.15      373,203.15             0.00         0.00   #DIV/0!           M
M  Carryover Interest         0.00       0.00                          0.00             0.00         0.00        0.00
M  Writedown Interest         0.00       0.00                          0.00             0.00         0.00        0.00

B-1                       7.45000%       0.00    349,218.75      349,218.75             0.00         0.00       31.04        B-1
B-1  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
B-1  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

B-2                       7.75000%       0.00    484,375.00      484,375.00             0.00         0.00       32.29        B-2
B-2  Carryover Interest       0.00       0.00                          0.00             0.00         0.00        0.00
B-2  Writedown Interest       0.00       0.00                          0.00             0.00         0.00        0.00

X                                        0.00  4,130,062.30    3,932,927.11       197,135.19   197,135.19                     X

R                                        0.00          0.00            0.00             0.00         0.00                     R

Service Fee                              0.00  1,215,027.77    1,215,027.77             0.00         0.00
                                   -----------------------------------------------------------------------
                                              12,973,394.40   12,776,259.21 # (1)              197,135.19   #DIV/0!
                                              ========================================================================


      Certificate               TOTAL
         Class              DISTRIBUTION
                        -----------------
A-1                        20,242,567.86
A-1  Carryover Interest
A-1  Writedown Interest

A-2                         1,476,000.00
A-2  Carryover Interest
A-2  Writedown Interest

A-3                           870,583.35
A-3  Carryover Interest
A-3  Writedown Interest

A-4                           494,770.85
A-4  Carryover Interest
A-4  Writedown Interest

A-5                         1,803,640.65
A-5  Carryover Interest
A-5  Writedown Interest

M-1                           658,750.00
M  Carryover Interest
M  Writedown Interest

M-2                           373,203.15
M  Carryover Interest
M  Writedown Interest

B-1                           349,218.75
B-1  Carryover Interest
B-1  Writedown Interest

B-2                           484,375.00
B-2  Carryover Interest
B-2  Writedown Interest

X                           3,932,927.11

R                                   0.00

Service Fee                 1,215,027.77
                           -------------
                           31,901,064.49 (1)
                           =============

(1) Pursuant to the applicable pooling and servicing agreement, $1,215,027.77 of the amounts available for distribution on distribution dates during the fiscal year were used to pay servicing fees due the servicer. Consequently, the total amount distributed on the certificates during the fiscal year was $30,686,036.72.